UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

Performance Capital Management, LLC
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Members to Be Held on Monday, June 8, 2009.

Performance Capital Management, LLC
7001 Village Drive, Suite 255, Buena Park, California  90621

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Board of Directors has fixed the close of business on April 20, 2009 as the record date (the “Record Date”) for the determination of Members entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof.

Please visit the web site http:/www.cfpproxy.com/9101, where the following materials are available for viewing and printing: [NOTE: Members are not required to provide any personal information when accessing the web site.]
•	Notice of Annual Meeting of Members
•	2009 Proxy Statement;
•	Proxy Card;
•	2008 Annual Report (which is not deemed to be part of the official proxy soliciting materials); and
•	Any amendments to the foregoing materials that are required to be furnished to Members.

If you want to receive a paper or electronic copy of any or all of the proxy materials at no charge, please make your request by one of the following means on or before May 22, 2009 to facilitate timely delivery:
•	Calling us Toll-Free at: 1-888-754-4145; or
•	Faxing your request to us: Member Relations at 1-714-736-3733; or
•	Sending an email with your request to: members@pcmllc.us.

To vote:
In Advance by Proxy:  Go to the following web site http://www.cfpproxy.com/9101 to view and print a copy of the Proxy Card. Mark, sign and date the Proxy Card and return it to the company on or before June 3, 2009 by:

(1)	mailing it to Mr. David Caldwell, Performance Capital Management, LLC, 7001 Village Drive, Suite 255, Buena Park, California 90621; or
(2)	by scanning and sending it by email to: members@pcmllc.us; or
(3)	by faxing it to the attention of Mr. David Caldwell at 1-714-736-3733.
[You may not use this Notice to vote.]

In Person at the Meeting:  Attend the Annual Meeting and vote your units in person.

Meeting Information: The Annual Meeting will take place on Monday, June 8, 2009, at 10:00 a.m. (Pacific Time) at the Double Tree Hotel, 100 The City Drive, Orange, California 92868. Please call us toll-free at 1-888-754-4145 if you would like more information about the Annual Meeting. If you need directions to the Annual Meeting, please call the hotel at 1-714-634-4500 or go to the hotel’s web site at http://doubletree1.hilton.com.

PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING

1.	To elect four Class II directors to serve two-year terms and until their successors are duly elected and qualified;
2.	To ratify the selection of Moore Stephens Wurth Frazer and Torbet, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and
3.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.
[Management recommends a vote “FOR” Items 1 and 2.]